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                     METLIFE INVESTORS USA INSURANCE COMPANY
                    METLIFE INVESTORS USA SEPARATE ACCOUNT A

                      SUPPLEMENT DATED FEBRUARY 25, 2011 TO
                 PROSPECTUS DATED MAY 1, 2010 (AS SUPPLEMENTED)

This supplement applies to Series VA, L - 4 Year, C, XTRA, XTRA 6, and S variable annuity contracts issued by MetLife Investors USA Insurance Company ("we", "us", or "our"). This supplement revises certain disclosure in the prospectus regarding the optional Guaranteed Minimum Income Benefit Plus III ("GMIB Plus III"). If approved in your state, these changes are effective for contracts issued based on applications and necessary information that we receive in good order at our MetLife Annuity Service Center on or after February 28, 2011.

IN ORDER TO RECEIVE THE CURRENT VERSION OF THE GMIB PLUS III RIDER, YOUR APPLICATION AND NECESSARY INFORMATION MUST BE RECEIVED BY OUR METLIFE ANNUITY SERVICE CENTER, IN GOOD ORDER, BEFORE THE CLOSE OF THE NEW YORK STOCK EXCHANGE ON FEBRUARY 25, 2011.

This supplement revises and, to the extent inconsistent therewith, replaces information contained in the prospectus dated May 1, 2010 (as supplemented) for the contract. It should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 343-8496 to request a free copy.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

CHANGES FOR THE GMIB PLUS III RIDER

For contracts issued based on applications and necessary information that we receive in good order at our MetLife Annuity Service Center on or after February 28, 2011, the following changes will apply to the GMIB Plus III rider:

     . The GMIB Annuity Table specified in your contract will be calculated based on the Annuity 2000 Mortality Table with 10 years of mortality improvement based on projection Scale AA and a 10-year age set back with interest of 1.0% per annum. As with other pay-out types, the amount you receive as an income payment also depends on your age, your sex (where permitted by state law), and the annuity option you select. The annuity rates for attained ages 86 to 90 are the same as those for attained age 85.

     .    The GMIB payout rates are enhanced under the following circumstances.
          If:

          .    you begin withdrawals on or after your 62nd birthday;

          . your account value is fully withdrawn or decreases to zero at or after your 62nd birthday and there is an income base remaining; and

          . the annuity option you select is the single life annuity with 5 years of annuity payments guaranteed;

          then the annual annuity payments under the GMIB Plus III rider will equal or exceed 5% of the income base (calculated on the date the payments are determined)

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

Distributor:

MetLife Investors Distribution Company                   Telephone: 800-343-8496
5 Park Plaza, Suite 1900, Irvine, CA 92614

                                                                  SUPP-USASER211